SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 12, 1998


                       Commission File Number: 33-7811-NY


                            GRAFIX TIME CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New York                                       93-0943925
 ----------------------                         ---------------------------
(State of Incorporation)                       (I.R.S. Employer I.D. Number)


             2901 Suffolk Ct. East, Suite 130, Fort Worth, TX 76133
             ------------------------------------------------------
              (Address of principal executive offices and Zip Code)


                                 (800) 789-7736
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events.

     On January 12, 1998, Grafix Time Corporation d/b/a Carrera Golf ("Carrera" or the "Company") executed a non-exclusive financing commitment agreement (the "Agreement") with Merlin Venture Partners of Sunnyvale, California ("MVP"). Pursuant to the terms of the Agreement, MVP will purchase 7 million shares of the Company's restricted common stock for $ 7 million, on or before February 28, 1998, subject to certain contingencies contained in the Agreement.

     The Agreement is filed herewith as an Exhibit.

Item 7.   Exhibits.

     2.1 Agreement between the Company and MVP.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     GRAFIX TIME CORPORATION



                                     By:    /S/ RAYMOND E. THEISS
                                          ------------------------------------
Date: January 19, 1997                      Raymond E. Theiss, Acting President

                                  EXHIBIT INDEX

                CURRENT REPORT ON FORM 8-K DATED JANUARY 19, 1998

                             GRAFIX TIME CORPORATION


Exhibit No.    Document Description                               Page No.
----------     --------------------                               -------

     2.1       Agreement between the Company and MVP                  4